UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2012

GORDMANS STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34842	26-3171987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12100 West Center Road

Omaha, Nebraska 68144

(Address of principal executive offices, zip code)

(402) 691-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2012, Gordmans Stores, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Piper Jaffray & Co. and Wells Fargo Securities, LLC as representatives of the underwriters named in Schedule II thereto (the “Underwriters”), pursuant to which the Company and the selling stockholders named in Schedule I thereto (the “Selling Stockholders”) agreed to sell, and the Underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 40,000 shares and 3,003,532 shares, respectively, of the Company’s common stock, par value $0.001 per share (the “Shares”), at a price to the public of $16.75 per Share. In addition, Sun Gordmans, LP, one of the Selling Stockholders, granted the underwriters a 30 day option to purchase up to 456,529 shares to cover over-allotments, if any. The Company expects the Offering to close on or about May 31, 2012, subject to the satisfaction of customary closing conditions. The Company will not receive any proceeds from the Shares sold by the Selling Stockholders.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. The Purchase Agreement also provides for indemnification of the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribution to payments the Underwriters may be required to make because of any of those liabilities.

The Shares are being offered and sold pursuant to a prospectus supplement dated May 24, 2012 and an accompanying base prospectus dated April 30, 2012, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-180605) that was declared effective by the Securities and Exchange Commission on May 8, 2012.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the form of Purchase Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Purchase Agreement, dated as of May 24, 2012, by and among Gordmans Stores, Inc., the selling stockholders listed in Schedule I thereto and Piper Jaffray & Co. and Wells Fargo Securities, LLC as representative of the several underwriters listed in Schedule II thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GORDMANS STORES, INC.

Date: May 25, 2012	By:	/s/ Michael D. James
		Name:	Michael D. James
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated as of May 24, 2012, by and among Gordmans Stores, Inc., the selling stockholders listed in Schedule I thereto and Piper Jaffray & Co. and Wells Fargo Securities, LLC as representative of the several underwriters listed in Schedule II thereto.

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